                                                                    Exhibit 99.1

This statement on Form 4 is filed by BC European Capital VIII-12.

Date of Event Requiring Statement: July 11, 2013
Issuer Name and Ticker or Trading Symbol:  Office Depot, Inc. (ODP)

                              For and on behalf of the Limited Partnership BC
                              European Capital VIII-12:

                              /S/ MATTHEW ELSTON
                              -------------------------------------------------
                              Name:  Matthew Elston
                              Director, CIE Management II Limited acting as General
                              Partner  of  the  Limited  Partnership  BC  European
                              Capital VIII-12

                              /S/ LAURENCE MCNAIRN
                              -------------------------------------------------
                              Name:  Laurence McNairn
                              Director, CIE Management II Limited acting as General
                              Partner  of the  Limited  Partnership  BC  European
                              Capital VIII-12